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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 17, 2005
                                                          -------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

     South Carolina                    001-12669                  57-079935
     --------------                    ---------                  ---------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

           520 Gervais Street
        Columbia, South Carolina                      29201-3046
        ------------------------                      ----------
 (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d) Caine Halter was appointed director of SCBT Financial Corporation and its lead banking subsidiary, South Carolina Bank and Trust, N.A, effective June 16, 2005. He has been named as a member of the Audit Committee. The press release issued in this regard on June 17, 2005 is furnished herewith as Exhibit 99.1

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       Statements included in this Current Report on Form 8-K that are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by
       Section 21E of the Securities and Exchange Act of 1934, as amended.






                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

June 17, 2005                            SCBT Financial Corporation



                                         By:  /s/ Richard C. Mathis
                                              --------------------------
                                              Richard C. Mathis
                                              Executive Vice President and
                                              Chief Financial Officer






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                                   Exhibit Index

Exhibit No                          Description of Exhibit
----------                          ----------------------
  99.1                              Press release dated June 17, 2005